Howard Weil Energy Conference Monday, March 26, 2012 Greg Goff President and CEO, Tesoro Corporation Exhibit 99.1

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, Tesoro's competitive position and competitive advantages; the effects of our multi-year improvement plan; implementation of our supply and trading strategy; implementation of our marketing integration plan; refining throughput, yields and margins; the market outlook, including expectations regarding feedstock costs, differentials, spreads and imports; capital expenditures and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; cash flows, including projected EBITDA, as well as debt reduction and balance sheet strengths; our growth opportunities; and value and growth opportunities to maximize Tesoro's investment in Tesoro Logistics LP. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA and Free Cash Flow, a non-GAAP financial measure, throughout the presentation. These estimates include: EBITDA improvement, EBITDA estimates related to our High Return Capital Program and Tesoro Logistics LP EBITDA Expectations. Please see Appendix for the definition and reconciliation of these EBITDA estimates. 2

• Positioned in the western United States – Seven refineries – 665,000 barrels per day capacity – Nearly 1,200 retail stations branded Tesoro®, Shell® and USA Gasoline™ – Additional 290 retail stations in 2012 and 2014 • Operate in higher margin markets • Access to advantaged crude oil supply • Significant refining and marketing integration in key markets • Tesoro Logistics supports integrated value chain; strong growth potential About Tesoro Kenai, AK Mandan, ND Salt Lake City, UT Anacortes, WA Martinez, CA Wilmington, CA Kapolei, HI 3

4 Key Messages • Delivered sustainable improvements in 2011; first year of a multi-year plan • Driving additional operational efficiency and effectiveness • Reinvesting 2012 free cash flow into high- return capital projects • Tesoro Logistics creating significant value; strategic vehicle for growth • Further strengthening the balance sheet • Pursuing value driven growth opportunities Focused on creating significant shareholder value

• Operational efficiency and effectiveness – Safety and reliability – System improvements – Cost leadership • Commercial excellence • Financial discipline • Value-driven growth Strategic Priorities 5

6 Operational Efficiency & Effectiveness Safety and Reliability 83% 78% 87% 2009 2010 2011 Target Refinery Utilization 1.0 0.8 0.5 2009 2010 2011 Best in Class OSHA Recordable Incident Rate Rate per 200,000 hours * *Anacortes incident 8.43 9.79 8.20 2009 2010 2011 Target All-in Cost Per Barrel 1 * 1 All-in cost per barrel excludes depreciation and impairment expenses. Improved safety and reliability drives utilization and cost improvements 0.25- 0.30 90+% 7.75- 7.80

109 300 260 135 2011 2012E 2013E 2014E Capital and Turnaround Summary 7 2011 2012E 2013E 2014E Regulatory Maintenance TSO Income TLLP Income Capital Spending $ in millions 320 670 545 430 Turnaround Spending $ in millions Note: Turnaround spending incremental to capital spending.

8 Operational Efficiency & Effectiveness Small Capital Program Mandan Water system upgrades Capital: $1.4 million Annual EBITDA: $0.8 million Anacortes NHT hydrogen recovery Capital: $0.5 million Annual EBITDA: $1 million Kenai Hydrocracker modification Capital: $0.4 million Annual EBITDA: $0.3 million Salt Lake City Ethanol Rail Unloading facility Capital: $1.4 million Annual EBITDA: $0.9 million Wilmington Heavy gas oil recycle Capital: $0.7 million Annual EBITDA: $3 million Martinez Alkylation improvements Capital: $1.6 million Annual EBITDA: $0.7 million Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook. * 175 350 485 90 184 222 2012 2013 2014 Cumulative Capital Cumulative EBITDA Small Capital Program $ in millions

9 Operational Efficiency & Effectiveness Large Capital Program 200 330 440 6 132 159 2012 2013 2014 Cumulative Capital Cumulative EBITDA Large Capital Program $ in millions Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook. Bakken Crude Oil Supply to Anacortes Capital: $55 million Annual EBITDA: $ 35-40 million Estimated Completion: 4Q 2012 Salt Lake City Conversion Project Capital: $180 million Annual EBITDA: $100 million Estimated Completion: 2013 & 2014 Wilmington Yield Improvement Capital: $40 million Annual EBITDA: $20-25 million Estimated Completion: 3Q 2012 Mandan Refinery Expansion Capital: $35 million Annual EBITDA: $35-40 million Estimated Completion: 2Q 2012 Mandan DDU Expansion Capital: $35 million Annual EBITDA: $10-12 million Estimated Completion: 4Q 2013

Income Capital Spend $ in millions • High-return, short payback • Significant incremental EBITDA • Internal rate of return between 20% and 60% on large projects • Sustainable improvements • Investments focused on: – Improving yields – Reducing feedstock costs – Reducing operating costs – Expanding logistics infrastructure 10 103 375 305 245 2011 2012E 2013E 2014E Large Capital Projects Small Capital Projects Cumulative EBITDA $ in millions High-Return Capital Investments 125 215-225 430-440 495-505 2011 2012E 2013E 2014E Capital program expected to add greater than $450 million EBITDA beyond 2014 * EBITDA estimate consistent with Tesoro market outlook.

11 Commercial Excellence Advantaged Position in the Bakken 0 200 400 600 800 1,000 1,200 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Bakken Crude Oil Production, mbpd Pipeline Export Capacity Note: Rail cost estimates to Anacortes based on Tesoro negotiated rates. Estimates to the US Gulf Coast based on publicly available tariffs and current rail car lease costs. Rail costs shown exclude trucking and gathering costs. Tesoro to purchase over 100+ mbpd of Bakken crude oil by 2013 Source: Production forecast PIRA estimate

12 2011 Industry Average Crude Source Tesoro WA 4-Yr Range Alaska North Slope 57% 10-25% Canada 26% 50-75% Foreign 17% 10-30% Source: Energy Information Administration (DOE), Tesoro estimates Notes: Domestic crudes implied based on TSO market intelligence; 2011 Industry Average figures based on 2011 PADD 5 utilization rate of 82% State of Washington Crude Oil Source State of California Crude Oil Source Commercial Excellence West Coast Crude Cost Advantage 2011 Industry Average Crude Source Tesoro CA 4-Yr Range California 42% 50-60% Alaska North Slope 11% 0-10% Foreign 47% 35-45% Differential to ANS 2009 2010 2011 Canadian Light Sweet $(0.75) $(3.35) $(12.85) Differential to Brent 2009 2010 2011 San Joaquin Valley Heavy $(8.85) $(6.75) $(8.15)

13 Financial Discipline • Maintain average cash balance of $600 to $750 million • Increase investment in high-return capital projects • Repurchase remaining $299 million 2012 Senior Unsecured Notes • Drive towards investment grade rating Strengthened balance sheet facilitates value-driven growth Solid Operating Results Capital Discipline Strong Cash Flows Balance Sheet Strength Strategic Growth

IPO Growth 2013 Public LP Units TSO LP Units TSO GP 14 Embedded value within TSO expected to grow substantially Value-Driven Growth Tesoro Benefits From TLLP’s Growth TLLP LP + GP Equity Value1 $ in billions $1.4 $0.7 $0.7 $350MM $900MM 1 Expected equity value assumes current public valuation multiples and execution of the 2012 TLLP business plan. IPO Growth Initiatives 2013 TLLP EBITDA Expectations $ in millions $47 $100 $53

15 • Strengthening refining and marketing integration - Increased wholesale marketing long-term supply agreements by 76 mbpd - Shell Mid-Continent brand - 14 mbpd - 49 SUPERVALU retail stations - 5 mbpd1 - 240 Thrifty retail stations - 20 to 25 mbpd1 • Supporting higher refining utilization Refining and marketing integration up 42 percentage points2 1 SUPERVALU transaction closed in early 2012. We expect to take possession of Thrifty stations in a phased process in 2012 and 2014. 2 Integration percentage calculated based on 2011 average gasoline production. Refining & Marketing Integration 2 30% 72% 2011 Base Current Outlook Base Improvements Value-Driven Growth Refining & Marketing Integration

16 Key Elements of 2012 Plan • Execute high-return capital projects; provide significant EBITDA growth in 2012 and beyond • Execute Tesoro Logistics LP growth plan • Continue to drive fundamental improvements in the business • Expand supply, trading and optimization – Improve gross margin capture • Sell refining, marketing and logistics business in Hawaii 2012 Plan drives additional $150-200 million EBITDA

17 Appendix

• Expand capacity from 58 to 68 mbpd • Total cost of $35 million • Annual EBITDA contribution – $35-40 million, Base case* – $80 million, average 2011 pricing • Expected completion 2Q 2012 • Supports growth of Tesoro Logistics 18 Mandan Refinery Expansion Increase throughput of advantaged Bakken crude oil * EBITDA estimate consistent with Tesoro market outlook.

• Expand diesel desulfurization unit (DDU) capacity from 17 to 22 mbpd • Increase diesel fuel yield at Mandan • Total cost of $35 million • Annual EBITDA contribution – $10-12 million, Base case* – $20 million, average 2011 pricing • Expected completion 4Q 2013 19 Mandan DDU Expansion Optimize refinery yield to highest netback product * EBITDA estimate consistent with Tesoro market outlook.

• Vacuum Distillation Unit replacement • Product yield upgrade from petroleum coke to clean products • Total cost of $40 million • Annual EBITDA contribution – $20-25 million, Base case* – $27 million, average 2011 pricing • Expected completion 3Q 2012 20 Wilmington Yield Improvement Maintain feedstock flexibility and maximize product yield * EBITDA estimate consistent with Tesoro market outlook.

• Facility to unload 30 mbpd of Bakken crude oil at Anacortes, 25% of refining capacity • Total cost of $55 million 21 Bakken Crude Oil Supply to Anacortes • Annual EBITDA contribution - $35-40 million, Base case* - $110 million, average 2011 pricing • Expected completion 4Q 2012 Product yield and crude oil cost advantage * EBITDA estimate consistent with Tesoro market outlook. • Supports growth of TLLP through potential drop down

22 Salt Lake City Conversion Project • Improve yields of gasoline and diesel • Increase throughput capacity by 4 mbpd • 100% increase of advantaged waxy crude oil throughput to 21 mbpd • Total cost of $180 million • Annual EBITDA contribution – $100 million, Base case* – $110 million, average 2011 pricing Product yield and crude oil cost advantage • Expected completion in two stages in 2013 and 2014 * EBITDA estimate consistent with Tesoro market outlook.

Non-GAAP Financial Measure

TESORO

EBITDA represents earnings before interest and financing costs, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBTIDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities.

(In millions) Unaudited	High Return Capital Program - Cumulative EBITDA[1]			
	2011	2012 Estimate	2013 Estimate	2014 Estimate
Net Earnings	$ 73.5	$ 124.1	$ 250.7	$ 285.5
Add income tax expense*	45.1	76.1	153.6	175.0
Add interest and financing costs	-	-	-	-
Add depreciation and amortization expense	6.4	19.8	30.7	39.5
EBITDA	$ 125.0	$ 220.0	$ 435.0	$ 500.0

(In millions) Unaudited	First Year Estimate[1]									
	Wilmington Yield Improvement		Bakken Crude Oil Supply to Anacortes		Mandan Refinery Expansion		Mandan DDU Expansion		Salt Lake City Waxy Crude Project	
	Base Case	2011 Pricing	Base Case	2011 Pricing	Base Case	2011 Pricing	Base Case	2011 Pricing	Base Case	2011 Pricing
Net Earnings	$ 13.1	$ 15.9	$ 21.9	$ 66.8	$ 22.5	$ 48.9	$ 6.0	$ 11.6	$ 58.0	$ 64.2
Add income tax expense*	8.0	9.7	13.4	41.0	13.8	29.9	3.7	7.1	35.6	39.4
Add interest and financing costs	-	-	-	-	-	-	-	-	-	-
Add depreciation and amortization expense	1.4	1.4	2.2	2.2	1.2	1.2	1.3	1.3	6.4	6.4
EBITDA	$ 22.5	$ 27.0	$ 37.5	$ 110.0	$ 37.5	$ 80.0	$ 11.0	$ 20.0	$ 100.0	$ 110.0

* Income tax expense estimates calculated using the year ended December 31, 2011 effective tax rate of 38%.

[1] When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range.

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24 Non-GAAP Financial Measure (in millions) Unaudited Commercial EBITDA Net Earnings $ 21.7 Add income tax expense* 13.3 Add interest and financing costs - Add depreciation and amortization expense - EBITDA $ 35.0 (In millions) Unaudited TLLP EBITDA (Standalone) Expectations IPO 2012 Growth Initiatives 2013 Run-rate Net Earnings $ 41.5 $ 36.5 $ 79.0 Add interest and financing costs 9.5 5.0 13.5 Add depreciation and amortization expense 2.0 5.5 7.5 EBITDA $ 53.0 $ 47.0 $ 100.0 * Income tax expense estimates calculated using the year ended December 31, 2011 effective tax rate of 38%. 1 When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range. (In millions) Unaudited 2012 Regional Improvements1 California Pacific Northwest Mid-Continent Hawaii Total Net Earnings $ 40.5 $ 10.7 $ 27.7 $ 5.9 $ 84.8 Add income tax expense* 24.8 6.5 16.9 3.6 51.8 Add interest and financing costs - - - - - Add depreciation and amortization expense 4.7 2.8 5.4 0.5 13.4 EBITDA $ 70.0 $ 20.0 $ 50.0 $ 10.0 $ 150.0